UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 28, 2016
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GATX Corporation
(Exact name of registrant as specified in its charter)
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New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
222 West Adams Street
Chicago, Illinois 60606-5314
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2016, the Board of Directors of GATX Corporation (the “Company”) appointed Diane Aigotti to serve as an independent director on the Board of Directors of the Company. Ms. Aigotti will also serve as a member of the Audit Committee.
A copy of the press release announcing Ms. Aigotti’s appointment to the Board is included as an exhibit to this report. Ms. Aigotti will participate in the standard non-employee director compensation arrangements described in the section entitled "Director Compensation" in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 11, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)

/S/ William M. Muckian
William M. Muckian
Senior Vice President, Controller and Chief Accounting Officer
(Duly Authorized Officer)
October 28, 2016

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	Press Release of GATX Corporation, dated October 28, 2016, announcing Diane Aigotti's appointment to serve on the Board of Directors of GATX Corporation.	Filed Electronically